UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2025

BANCPLUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2025, the Board of Directors (the “BancPlus Board”) of BancPlus Corporation (“the Registrant” or “BancPlus”) and the Board of Directors (the “Bank Board”, and together with the BancPlus Board, the “Boards”) of BankPlus (“BankPlus”), the Registrant’s wholly-owned bank subsidiary, appointed each of Mr. David Barksdale, age 49, Ms. Margaret Peaster, age 53, and Mr. Scott Polakoff, age 65, to the Boards, effective January 1, 2026.

Each of Mr. Barksdale, Ms. Peaster, and Mr. Polakoff will serve as a Class I director with a term expiring at the 2026 Annual Meeting of Shareholders.

Each of Mr. Barksdale, Ms. Peaster, and Mr. Polakoff is an “independent” director under Section 303A.02 of the Listed Company Manual of the New York Stock Exchange. Each of Mr. Barksdale’s, Ms. Peaster’s, and Mr. Polakoff’s appointment as a director was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between any of Mr. Barksdale, Ms. Peaster, and Mr. Polakoff and any director or executive officer of the Registrant, and, except for the mortgage loan to Mr. Barksdale as described herein, there are no transactions between each of Mr. Barksdale, Ms. Peaster, and Mr. Polakoff and the Registrant that would be required to be reported under Item 404(a) of Regulation S-K. Mr. Barksdale obtained a mortgage from BankPlus. This loan was made in the ordinary course of business, was made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable loans with persons not related to BankPlus, and did not involve more than the normal risk of collectability or present other unfavorable features. No decision has been made with respect to the appointment of Mr. Barksdale, Ms. Peaster, or Mr. Polakoff to committees of the BancPlus Board at this time.

David Barksdale. Mr. Barksdale has served as Principal at Alluvian Capital, LLC, a privately held company with diversified investments in the telecommunications and software industries, since 2014. Mr. Barksdale previously served as Co-Chairman and Chief Executive Officer of Spread Networks, LLC, which was acquired by Zayo Group in 2018. During his tenure as CEO, Spread Networks completed construction of its Chicago-to-New York fiber optic network and expansion of services throughout the greater Chicago and New York markets. Mr. Barksdale served as a director at Sanderson Farms until its sale to Cargill, Incorporated and Wayne Farms LLC, and a director at Tristar Acquisition I Corporation, a special purpose acquisition company, from 2021 to 2023. On the Sanderson Farms board David served as Chair of the Audit Committee. David is an active member of several nonprofit boards in New Orleans, including Tulane University, and has served as Chairman of the Board of the Greater New Orleans Foundation and The Idea Village. Mr. Barksdale was previously an attorney in the New York office of Cleary, Gottlieb, Steen & Hamilton LLP. Mr. Barksdale holds a J.D. from New York University School of Law and a B.A. from Tulane University.

Margaret Peaster. Ms. Peaster has over 20 years of experience in financial planning, reporting, and governance across public companies, startups, and nonprofits. Ms. Peaster previously held senior leadership roles at Sotheby’s Inc. (“Sotheby’s”) from 2005 to 2016. At Sotheby’s, Ms. Peaster gained substantial experience with financial planning, reporting and strategy, revenue management accounting, M&A structuring, executive compensation modeling, and SEC filing. From 2017 to 2025, Ms. Peaster served as Senior Director, Finance for Redeemer City to City (“RCTC”), a non-profit organization, where she led finance for RCTC, building systems and controls that enhanced accountability and risk management. Ms. Peaster holds a Bachelor of Arts from the University of Mississippi, a Master of Business Administration degree from Millsaps College, and is a Certified Public Accountant.

Scott Polakoff. Mr. Polakoff has served on the board of directors of RBB Bancorp (“RBB”) since April 2023, and the board of directors of its primary operating subsidiary, Royal Business Bank (the “RBB Bank”), since September 2023. Mr. Polakoff currently serves as Chair of RBB’s and the Bank’s Audit Committee, a member of RBB’s and the Bank’s Directors Loan Committee, Directors Risk Committee, and the Compensation, Nominating, and Governance Committee. Mr. Polakoff has served more than 25 years as a federal banking regulator, including eight years as the Chicago Regional Director of the Federal Deposit Insurance Corporation and three years as the Chief Operating Officer of the Office of Thrift Supervision. Upon retiring from government service in 2009, he joined Booz Allen Hamilton as a Principal in its regulatory practice. In 2011 he joined FinPro, Inc., to lead its consulting regulatory team. He retired from FinPro on December 31, 2023. He served as a member of FinPro's Board of Directors from February 2024 through November 2025. Mr. Polakoff earned his B.S. (accounting) from West Chester University, is a 1992 graduate of the Southwestern Graduate School of Banking at Southern Methodist University, a 1998 graduate of the Federal Executive Institute’s “Leadership for a Democratic Society” and a 2002 graduate of the Management Certification Program at Loyola University, Chicago, IL. He obtained his Series 24, 79, and 63 FINRA licenses in 2012. He achieved his Certified Anti-Money Laundering Specialist certificate in 2018. Mr. Polakoff also teaches at the Colorado Graduate School of Banking and the ABA’s Stonier Graduate School of Banking. He served on the New Orleans Police Department’s

Community Advisory Board from 2021 through 2025 and was selected to the Board of Commissioners for the New Orleans Downtown Development District in 2024.

Each of Mr. Barksdale, Ms. Peaster, and Mr. Polakoff will be entitled to receive compensation as a non-management director of the Boards in the form of an annual retainer of $25,000 and a monthly attendance fee of $2,000, provided they attend the regular monthly meetings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

December 22, 2025	By:	/s/ Karlen Turbeville
Karlen Turbeville
Senior Executive Vice President and Chief Financial Officer